UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Date of Report)	September 26, 2007
(Date of earliest event reported)	September 26, 2007

ONEOK PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-12202	93-1120873
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 West Fifth Street

Tulsa, Oklahoma

(Address of principal executive offices)

74103-4298

(Zip Code)

(918) 588-7000

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

In connection with the September 25, 2007 offering by ONEOK Partners, L.P. (the “Partnership”) of 6.85% Senior Notes due 2037 (the “Notes”), the Partnership is filing the opinion of Andrews Kurth LLP regarding the validity of the Notes as part of this current report on Form 8-K that is to be incorporated by reference into the Registration Statement on Form S-3 (Registration No. 333-137419) filed on September 19, 2006. The opinion of Andrews Kurth LLP is filed herewith as Exhibit 5.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

Exhibit 5.1	Opinion of Andrews Kurth LLP regarding the validity of the Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEOK Partners, L.P.

	By:	ONEOK Partners GP, L.L.C., its general partner

Date: September 26, 2007	/s/ Curtis Dinan
Curtis Dinan
Senior Vice President Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 5.1	Opinion of Andrews Kurth LLP regarding the validity of the Notes.